UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2008

AMERICAN ECOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-11688	95-3889638
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Lakepointe Centre I, 300 E. Mallard, Suite 300 Boise, Idaho	83706
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 331-8400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On February 26, 2008, the Board of Directors of American Ecology Corporation (“the Company”) appointed Stephen A. Romano to serve as Chairman of the Board.

Mr. Romano was appointed President and Chief Operating Officer in October 2001 and Chief Executive Officer in March 2002. Mr. Romano joined the Board of Directors in 2002 and has been with the Company for 18 years. Previously, he held positions with the NRC, the Wisconsin Department of Natural Resources and EG&G Idaho. He holds a BA from the University of Massachusetts-Amherst and an MS from the University of Wisconsin-Madison.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Ecology Corporation
(Registrant)
Date: March 3, 2008	/s/ Jeffrey R. Feeler

Jeffrey R. Feeler Vice President and Chief Financial Officer

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